 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2733

The Salomon Brothers Fund Inc
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 725-6666

Date of fiscal year end: December 31
Date of reporting period: December 31, 2005

ITEM 1.      REPORT TO STOCKHOLDERS.

     The Annual Report to Stockholders is filed herewith.

EXPERIENCE

The Salomon Brothers Fund Inc

ANNUAL REPORT

DECEMBER 31, 2005

LEGG MASON

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

The Salomon Brothers Fund Inc

Annual Report • December 31, 2005

Under a licensing agreement between Citigroup and Legg Mason, the names of funds, the names of any classes of shares of funds, and the names of investment advisers of funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi” and “Citigroup Asset Management”. Legg Mason and its affiliates, as well as the Fund’s investment adviser, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

Letter from the Chairman

Dear Shareholder,

Despite numerous obstacles, including rising short-term interest rates, surging oil prices, a destructive hurricane season and geopolitical issues, the U.S. economy continued to expand at a healthy pace during the reporting period. After a 3.8% advance in the first quarter of 2005, gross domestic product (“GDP”)[i] growth was 3.3% during the second quarter and 4.1% in the third quarter. While fourth quarter figures have not yet been released, another slight gain is anticipated.

     Given the strength of the economy and inflationary pressures, the Federal Reserve Board (“Fed”)ii continued to raise interest rates throughout the period. After raising rates five times from June 2004 through December 2004, the Fed increased its target for the federal funds rateiii in 0.25% increments eight additional times over the reporting period. This represents the longest sustained Fed tightening cycle since the 1970s. All told, the Fed’s thirteen rate hikes have brought the target for the federal funds rate from 1.00% to 4.25%. After the end of the Fund’s reporting period, at its January meeting, the Fed once again raised its target for the federal funds rate by 0.25% to 4.50%.

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

     For the one-year period ended December 31, 2005, the U.S. stock market generated positive results, with the S&P 500 Indexiv returning 4.91%. While corporate profits remained strong during the year, they were often overshadowed by rising interest rates and higher oil prices.

     Looking at the fiscal year as a whole, mid-cap stocks outperformed their large- and small-cap counterparts, with the Russell Midcap[v], Russell 1000vi, and Russell 2000vii Indexes returning 12.65%, 6.27%, and 4.55%, respectively. From an investment style perspective, value stocks outperformed growth stocks for the sixth consecutive calendar year, with the Russell 3000 Valueviii and Russell 3000 Growthix Indexes returning 6.85% and 5.17%, respectively, in 2005.

The Salomon Brothers Fund Inc	I

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notice

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and the Manager which became effective on December 1, 2005.

     Subsequent to December 31, 2005 the Fund filed a definitive proxy statement on February 3, 2006 with the Securities and Exchange Commission to solicit shareholders to approve the conversion of the Fund from a closed-end investment company to an open-end investment company, among other proposals. The shareholder meeting will be held on March 14, 2006. Your vote is important. Please sign, date and return your proxy card today.

Important information about these proposals is also contained in the Notes to Financial Statements included in this report.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the open-ended funds’ response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

II	The Salomon Brothers Fund Inc

     Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

     As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

February 3, 2006

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index whose average market capitalization was approximately $4.7 billion as of 6/24/05.

vi

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

vii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii

The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The Salomon Brothers Fund Inc	III

(This page is intentionally left blank.)

Manager Overview

MICHAEL A. KAGAN (left) Executive Vice President KEVIN CALIENDO (right) Executive Vice President

Q. What were the overall market conditions during the Fund’s reporting period?

A. The market was led by the energy related (energy and utilities) and the defensive (health care and financials) sectors. Oil and natural gas prices during the period hit all time highs in late August 2005. Supply/demand fundamentals have been tight for energy for the past twenty-four months, but hit a peak in August from the damage done to Gulf of Mexico production facilities by Hurricanes Katrina and Rita. Energy fundamentals appear balanced to us, with strong demand growth in China and India offset by lower gasoline demand in the U.S. due to higher prices. The U.S. Federal Reserve (“Fed”)i raised interest rates 0.25% at each of the last twelve meetings. We believe that the Fed is likely to continue increasing rates until we hit historically normal levels of real interest rates. That would entail further increases into 2006. After the end of the Fund’s reporting period, at its January meeting, the Fed once again raised its target for the federal funds rate by 0.25% to 4.50%. Defensive stocks outperformed due to fears that higher oil prices and interest rates would slow economic growth.

          The Chinese government partly floated its currency vs. the dollar and the Yen starting in late July. Gold prices began to rise coincident with the first floating of the Yuan.

          General Motors faced two crises in 2005, first, the downgrading of its credit rating to below investment grade and second, the bankruptcy of Delphi Automotive, its largest parts supplier and onetime spin off. Currently the debt markets are pricing in a 30% probability of GM’s own bankruptcy within eighteen months. General Motors and Ford are struggling with high costs, declining market shares and a mix shift away from high profit SUV’s. The portfolio has avoided and will continue to avoid any auto related exposure.

Performance Review

For the twelve months ended December 31, 2005, the Salomon Brothers Fund Inc (the “Fund”) returned 4.41%, based on its net asset value (“NAV”)ii and 17.76% based on its New York Stock Exchange (“NYSE”) market price per share. In comparison, the Fund’s unmanaged benchmark, the S&P 500 Index,iii returned 4.91% and its Lipper Core Closed-End Funds Category Averageiv increased 4.21% over the same time frame. Please note that Lipper performance returns are based on each Fund’s NAV.

          During the twelve-month period, the Fund made distributions to shareholders totaling $0.217 per share, (which may have included a return of capital). The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of December 31, 2005. Past performance is no guarantee of future results.

The Salomon Brothers Fund Inc 2005 Annual Report	1

Performance Snapshot as of December 31, 2005 (unaudited)

Price Per Share	12-Month Total Return

$15.61 (NAV)	4.41%

$15.08 (Market Price)	17.76%

All figures represent past performance and are not a guarantee of future results.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares.

Q. What were the most significant factors affecting Fund performance?

A. The Fund had strong performance in the healthcare sector. Returns were helped by overweights in HMO’s and generic drug stocks, and an underweight in large capitalization pharmaceuticals. We believe that cost pressures and a large number of drugs coming off patent will help HMO and generic drug company earnings and hurt the earnings of the traditional pharmaceutical companies. The consumer discretionary sector returns were helped by positions in Best Buy Co. Inc. and JC Penney Co. Inc., and the absence of any auto related stocks.

          The Fund was hurt by poor stock picking in the technology sector. Technology appears to be seeing a changing of the guard, and the Fund owned too many of the old guard and not enough of the new. Positions in International Business Machines Corp. and Dell Inc. all detracted from performance.

          What were the leading contributors to performance?

A. The biggest contributors to performance were Boeing Co., Nexen Inc. and Coventry Health Care Inc. The best performing sectors were health care, consumer discretionary and industrials. Boeing was helped by terrific orders of the new 787 plane, which trounced rival Airbus’ A350. Nexen had excellent success in oil exploration and development projects. Coventry delivered better than expected cost savings, and saw favorable medical cost trends.

What were the leading detractors from performance?

A. The stocks that most hurt performance were OSI Pharmaceuticals, Dell Inc. and Nortel Networks Corp. The worst performing sectors were technology, consumer staples and utilities. OSI had unfavorable tests of its Tarceva drug, and made what was in the eyes of Wall Street a poor acquisition of Eyetech. Dell saw weaker than expected sales. Sales growth at Nortel was insufficient to create earnings leverage.

Q. Were there any significant changes to the Fund during the reporting period?

A. The portfolio is higher growth and higher quality than it was coming into 2005. U.S. corporate operating margins are now the highest since the late 1960’s. We believe that companies who derive their growth from revenues (typically growth stocks) will show higher earnings per share growth than companies who derive their earnings growth from operating margin expansion (typically value stocks). Many companies with strong franchises, balance sheets and returns, such as Microsoft Corp. and Wal-mart Stores Inc. and Ecolab Inc., which historically have looked expensive to us, now appear to us to trade at attractive levels.

2	The Salomon Brothers Fund Inc 2005 Annual Report

Looking for Additional Information?

The Fund is traded under the symbol “SBF” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol XSBFX. Barron’s and The Wall Street Journal’s Monday editions carry closed-end fund tables that will provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.citigroupam.com.

          In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 or 1-800-SALOMON (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price, and other information.

          Thank you for your investment in The Salomon Brothers Fund Inc. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Michael A. Kagan	Kevin Caliendo
Executive Vice President	Executive Vice President

January 24, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2005 and are subject to change and may not be representative of the Fund’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: General Electric Co. (3.8%), Microsoft Corp. (3.5%), Boeing Co. (3.0%), Barrick Gold Corp. (2.5%), Wells Fargo & Co. (2.5%), Wal-Mart Stores Inc. (2.5%), Exxon Mobil Corp. (2.4%), Sprint Nextel Corp. (2.3%), Total SA (2.2%) and JPMorgan Chase & Co. (2.2%). Please refer to pages 12 through 16 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the Fund’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2005 were: Financials (19.7%), Information Technology (15.3%), Industrials (11.5%), Consumer Staples (11.5%) and Health Care (11.1%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Investments in small-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. The Fund may use derivatives, such as options and futures, which can be illiquid, disproportionately increase losses, and have a potentially large impact on fund performance. Investing in foreign securities is subject to risks not associated with domestic investing such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing countries.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii

NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

iii	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

iv

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 27 funds in the Fund’s Lipper category, and excluding sales charges.

The Salomon Brothers Fund Inc 2005 Annual Report	3

Important Message to Shareholders

Any shareholders who are holding old certificates of The Lehman Corporation, the Fund’s former name, should exchange those certificates, free of charge, for new ones bearing The Salomon Brothers Fund Inc name. The New York Stock Exchange has informed us that the old certificates may create settlement problems in the future if you decide to sell your shares. Please note that while you are not required to exchange the certificates, we recommend that you do so. Shareholders who wish to exchange their certificates should send them via registered mail with a letter requesting exchange for new certificates to:

The Bank of New York
Receive and Deliver Department-11W
Church Street Station
P.O. Box 11002
New York, New York 10286-1002

Take Advantage of the Fund’s Dividend Reinvestment Plan!

Many of our shareholders that seek to build on their holdings in the Fund have taken advantage of the Automatic Dividend Reinvestment and Cash Payment Plan (“Plan”). Under the terms of the Plan, shareholders may arrange to reinvest their distributions automatically in additional shares. The Plan provides that when the Fund’s shares are traded at a discount to net asset value, dividends and distributions will be initially payable in the form of shares purchased by The Bank of New York, the Plan Agent, in the open market. To the extent that the discount converts to a premium during the purchase period or when the permissible purchase period ends, the balance will be paid in newly issued shares of the Fund. Additional details about the Plan appear on page 41 of this report.

          Shareholders of the Fund can call 1-888-777-0102, toll free, or email shareowner-svcs@bankofny.com, to obtain portfolio breakdown and performance information. For information concerning your Fund stock account, please call The Bank of New York at 1-800-432-8224 or email stock@bankofny.com.

4	The Salomon Brothers Fund Inc 2005 Annual Report

Record of a Share of Stock (unaudited)

			Net Asset Value End of year	Capital Gains Distributions (Cumulative)	Net Asset Value Plus Capital Gain Distributions*
	Distributions Declared From

Year	Income	Capital Gain

1929	—	—	$3.81	—	$3.810
1930	$0.094	—	3.08	—	3.080
1931	0.119	—	2.36	—	2.360
1932	0.100	—	2.43	—	2.430
1933	0.100	—	3.35	—	3.350
1934	0.100	—	3.68	—	3.680
1935	0.117	—	4.64	—	4.640
1936	0.125	$0.146	5.72	$0.146	5.866
1937	0.125	0.396	3.66	0.542	4.202
1938	0.106	—	4.25	0.542	4.792
1939	0.100	—	4.09	0.542	4.632
1940	0.106	—	3.70	0.542	4.242
1941	0.150	—	3.34	0.542	3.882
1942	0.156	—	3.69	0.542	4.232
1943	0.156	—	4.71	0.542	5.252
1944	0.181	—	5.54	0.542	6.082
1945	0.174	0.301	7.21	0.843	8.053
1946	0.169	0.625	6.55	1.468	8.018
1947	0.192	0.376	6.13	1.844	7.974
1948	0.245	0.192	5.82	2.036	7.856
1949	0.279	0.202	6.60	2.238	8.836
1950	0.335	0.402	7.21	2.640	9.850
1951	0.276	0.360	8.67	3.000	11.670
1952	0.210	0.254	9.15	3.254	12.404
1953	0.245	0.260	8.59	3.514	12.104
1954	0.250	0.312	11.31	3.826	15.136
1955	0.285	0.517	12.56	4.343	16.903
1956	0.310	0.712	12.63	5.055	17.685
1957	0.275	0.650	10.38	5.705	16.085
1958	0.265	0.545	13.84	6.250	20.090
1959	0.270	0.670	14.04	6.920	20.960
1960	0.265	0.590	13.53	7.510	21.040
1961	0.252	0.665	15.80	8.175	23.975
1962	0.255	0.540	12.74	8.715	21.455
1963	0.255	0.605	14.91	9.320	24.230
1964	0.300	0.645	16.01	9.965	25.975
1965	0.312	0.665	18.07	10.630	28.700
1966	0.337	0.735	16.54	11.365	27.905
1967	0.355	0.840	19.97	12.205	32.175
1968	0.365	1.250	19.69	13.455	33.145
1969	0.350	1.350	17.62	14.805	32.425
1970	0.305	1.020	15.03	15.825	30.855
1971	0.305	0.810	17.87	16.635	34.505

The Salomon Brothers Fund Inc 2005 Annual Report	5

Record of a Share of Stock (unaudited) (continued)

							Net Asset Value Plus Capital Gain Distributions*
	Distributions Declared From				Net Asset Value End of year	Capital Gains Distributions (Cumulative)

Year	Income		Capital Gain

1972	$0.305		$1.270		$20.47	$17.905	$38.375
1973	0.295		0.840		16.50	18.745	35.245
1974	0.305		0.420		10.77	19.165	29.935
1975	0.270		0.670		13.15	19.835	32.985
1976	0.225	†	—	†	15.08	19.835	34.915
1977	0.245		1.010		13.12	20.845	33.965
1978	0.340		0.450		13.81	21.295	35.105
1979	0.420		0.910		16.42	22.205	38.625
1980	0.550		1.180		18.88	23.385	42.265
1981	0.720		2.040		15.56	25.425	40.985
1982	0.710		2.010		16.64	27.435	44.075
1983	0.625		1.365		18.25	28.800	47.050
1984	0.545		2.440		14.67	31.240	45.910
1985	0.495		1.085		16.78	32.325	49.105
1986	0.515		3.085		15.42	35.410	50.830
1987	0.490		1.880		13.26	37.290	50.550
1988	0.505		0.490		14.37	37.780	52.150
1989	0.590		1.515		15.58	39.295	54.875
1990	0.485		0.710		13.33	40.005	53.335
1991	0.470		1.140		15.66	41.145	56.805
1992	0.400		0.600		15.16	41.745	56.905
1993	0.340		1.720		14.88	43.465	58.345
1994	0.335		1.390		12.88	44.855	57.735
1995	0.350		1.490		15.43	46.345	61.775
1996	0.335		2.090		17.26	48.435	65.695
1997	0.270		2.680		18.51	51.115	69.625
1998	0.269		3.190		18.76	54.305	73.065
1999	0.167		3.633		19.24	57.938	77.178
2000	0.135		2.406		16.27	60.344	76.614
2001	0.107		0.325		14.07	60.669	74.739
2002	0.108		0.068		10.75	60.737	71.487
2003	0.129		—		14.04	60.737	74.777
2004	0.135		—		15.16	60.737	75.897
2005	0.217		—		15.61	60.737	76.347

Totals	$21.673		$60.737

†	A capital gain dividend of $1.01 per share and an income dividend of $0.02 per share for 1976 were declared in January 1977.

*	Does not reflect the effect of investment income dividends or capital gain distributions.

6	The Salomon Brothers Fund Inc 2005 Annual Report

25-Year Record of an Investment in The Salomon Brothers Fund Inc (unaudited)

This chart shows the 25-year record of a $10,000 investment in stock of The Salomon Brothers Fund Inc at net asset value at the beginning of 1981, assuming all income dividends and capital gain distributions were reinvested at net asset value. During the period, the market price of the stock was sometimes above net asset value and sometimes below; accordingly, the chart should not be construed as an indication of the record of a shareholder’s investment in the Fund based on market prices. Nor should it be construed as a representation of future performance of the Fund’s net asset value.

	Cumulative Net Asset Value of		Income Dividends Reinvested	Total Net Asset Value	Total Market Value

End of Year	Net Asset Value of Initial Investment	Capital Gain Distributions Reinvested

1981	$8,243	$1,052	$407	$9,702	$9,402
1982	8,813	2,803	1,061	12,677	13,308
1983	9,664	4,333	1,710	15,707	16,118
1984	7,769	5,493	1,935	15,197	15,624
1985	8,882	7,574	2,837	19,293	18,506
1986	8,168	10,768	3,205	22,141	21,831
1987	7,024	11,942	3,344	22,310	18,605
1988	7,609	13,813	4,501	25,923	21,088
1989	8,253	17,961	5,997	32,211	27,016
1990	7,061	16,921	6,090	30,072	24,946
1991	8,296	22,829	8,266	39,391	35,080
1992	8,030	23,714	9,015	40,759	37,165
1993	7,881	28,073	9,751	45,705	39,374
1994	6,821	28,481	9,423	44,725	37,096
1995	8,173	39,583	12,551	60,307	52,548
1996	9,143	52,849	15,425	77,417	72,141
1997	9,803	68,897	17,708	96,408	92,625
1998	9,936	87,694	19,342	116,972	114,010
1999	10,192	113,924	20,919	145,035	154,393
2000	8,664	114,738	18,701	142,103	141,928
2001	7,492	101,901	17,106	126,499	111,664
2002	5,724	78,391	13,955	98,070	83,200
2003	7,476	102,382	19,559	129,417	110,889
2004	8,073	110,549	22,430	141,052	120,954
2005	8,312	113,830	25,132	147,274	142,273

The Salomon Brothers Fund Inc 2005 Annual Report	7

25-Year Record of an Investment in The Salomon Brothers Fund Inc (unaudited) (continued)

8	The Salomon Brothers Fund Inc 2005 Annual Report

Investment Policy

The Salomon Brothers Fund Inc’s (“Fund”) investment policy is to concentrate a large portion of its investments in common stocks. Companies whose stocks are selected generally have strong positions in industries with the potential to grow faster than the economy as a whole. Investments are monitored carefully and are changed from time to time into holdings we believe offer more favorable opportunities in light of changing economic, social and political conditions. The common thread of the Fund’s policy has been to seek out and to hold common stocks of well-managed, favorably situated companies we expect will produce above-average earnings and dividend growth over time. At the same time, we also look for opportunities in turnaround situations and in securities that appear to be priced substantially lower than their intrinsic value. While current income is not a primary consideration, we are mindful of the income needs of our shareholders.

          For the core of our holdings, we look for companies we believe are able to increase earnings and dividends at an above-average rate and still retain enough cash to finance future growth in their businesses.

          The experience of investors generally shows the great difficulty of consistently predicting turns in the stock market. There is often the risk that the investor will become too pessimistic about stocks when their prices are depressed and sell near the bottom or become overly optimistic when their prices are high and buy near the top. In our opinion, this natural propensity often accounts for the poor long-term investment results of many individuals and institutions. For this reason, the Fund has generally maintained a rather fully invested position in equities rather than attempting to switch back and forth between equities and large reserves of cash, short-term instruments and bonds.

          From time to time, the Fund may invest in public utility common stocks when it believes their prices are particularly depressed and total return (price appreciation plus dividends) from such investments is likely to sufficiently exceed the yield available from money market instruments to warrant the investments.

          As a general rule, the Fund invests for the longer term. We do not trade in and out of individual securities on the basis of intermediate price fluctuations, nor do we attempt to guess the direction of market cycles by continually shifting from a fully invested to a partially invested position. Even so, we reappraise our holdings, take profits or losses from time to time and raise cash to reinvest in newly emerging areas of interest, within the scope of the Fund’s investment policy.

Summary (unaudited)	For the Years Ended December 31,

	2005	2004	2003	2002	2001

Net Assets (millions)	$1,548	$1,505	$1,404	$1,082	$1,420

Shares Outstanding (000’s)	99,193	99,240	99,958	100,639	100,938

Net Asset Value Per Share	$15.61	$15.16	$14.04	$10.75	$14.07

Distributions Per Share*	$0.22	$0.14	$0.13	$0.18	$0.44

Market Price Per Share	$15.08	$13.00	$12.03	$9.12	$12.42

Premium (Discount) from NAV at Year End	(3.40)%	(14.25)%	(14.32)%	(15.16)%	(11.73)%

Market Price Range (NYSE, symbol SBF):

High	$15.33	$13.00	$12.03	$12.71	$16.625

Low	$12.21	$11.38	$8.38	$8.12	$10.72

*	Income and capital gains

The Salomon Brothers Fund Inc 2005 Annual Report	9

2005 Distributions Declared (unaudited)	For the Year Ended December 31, 2005

		Net Investment	Short-Term	Long-Term	Total Payment
Payment Date	Record Date	Income	Capital Gains	Capital Gains	Per Share

March	March	$0.030	—	—	$0.030

June	June	0.030	—	—	0.030

September	September	0.030	—	—	0.030

December	December	0.127	—	—	0.127

Total		$0.217	—	—	$0.217

Automatic Dividend Reinvestment and Cash Payment Plans

Dividend Reinvestment

The Automatic Dividend Reinvestment and Cash Payment Plan (“DR Plan”), administered by The Bank of New York as DR Plan Agent (“Agent”) for shareholders of The Salomon Brothers Fund Inc (“Fund”), offers you a prompt, simple and inexpensive way to put your distributions to work through reinvestment in additional full and fractional shares of capital stock of the Fund.

          Shareholders may enroll by simply completing the enclosed Authorization Card with the exception of those shares that are held in the name of a broker or nominee.

          Money from distributions can lie idle for months at a time; however, with the DR Plan your distributions are promptly invested for you, automatically by the Agent, and you will receive statements from the Agent to simplify your personal records.

The Cash Payment Plan

The Cash Payment Plan allows you to purchase shares of the Fund conveniently and inexpensively, without committing large dollar amounts. Under the Cash Payment Plan, you have the option to send a check or money order of at least $25.00 to the Agent which will be used to buy more shares of the Fund. You may make these payments regularly or from time to time. You may also vary the amount of each optional payment as long as it is at least $25.00.

Cost to You

Except as specifically noted, you will not bear any costs of administering the DR Plan. You pay only your proportionate share of the commissions paid on all open-market purchases. Distributions, even though automatically reinvested, continue to be taxable.

To Enroll

The complete Dividend Reinvestment and Cash Payment Plan brochure and authorization card can be found at the back of this report. You must complete the Authorization Card and return it in the envelope provided in order to participate. If you have any questions, contact the Agent at 1-800-432-8224. Generally, shareholders who initially invested on or after November 20, 1995 are automatically enrolled in the DR Plan. However, if your shares are held in the name of a broker or nominee, you should contact your broker or nominee for more information about your ability to participate in the DR Plan.

10	The Salomon Brothers Fund Inc 2005 Annual Report

Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments

Financials
19.8%
Information Technology
15.3%
Industrials
11.5%
Consumer Staples
11.5%
Health Care
11.1%
Consumer Discretionary
10.1%
Energy
9.5%
Materials
6.0%
Telecommunication Services
3.3%
Utilities
1.2%
Repurchase Agreement
0.7%
0.0%
10.0%
20.0%
30.0%
December 31, 2005

The Salomon Brothers Fund Inc 2005 Annual Report	11

Schedule of Investments (December 31, 2005)
THE SALOMON BROTHERS FUND INC

Shares	Security	Value

COMMON STOCKS — 99.0%
CONSUMER DISCRETIONARY — 10.0%
Hotels, Restaurants & Leisure — 2.5%
668,330	McDonald’s Corp.	$22,536,088
232,400	Station Casinos Inc.	15,756,720

	Total Hotels, Restaurants & Leisure	38,292,808

Household Durables — 0.9%
629,230	Newell Rubbermaid Inc.	14,963,089

Media — 3.6%
498,230	EchoStar Communications Corp., Class A Shares*	13,536,909
1,296,470	News Corp., Class B Shares	21,534,367
1,173,360	Time Warner Inc.	20,463,398

	Total Media	55,534,674

Specialty Retail — 3.0%
725,990	Best Buy Co. Inc.	31,566,045
662,130	Staples Inc.	15,036,973

	Total Specialty Retail	46,603,018

	TOTAL CONSUMER DISCRETIONARY	155,393,589

CONSUMER STAPLES — 11.5%
Beverages — 2.0%
532,230	PepsiCo Inc.	31,444,149

Food & Staples Retailing — 2.5%
815,630	Wal-Mart Stores Inc.	38,171,484

Food Products — 3.8%
495,630	Kellogg Co.	21,421,129
507,470	McCormick & Co. Inc., Non Voting Shares	15,690,972
1,127,350	Sara Lee Corp.	21,306,915

	Total Food Products	58,419,016

Household Products — 1.8%
70,400	Kimberly-Clark Corp.	4,199,360
411,630	Procter & Gamble Co.	23,825,144

	Total Household Products	28,024,504

Tobacco — 1.4%
290,050	Altria Group Inc.	21,672,536

	TOTAL CONSUMER STAPLES	177,731,689

ENERGY — 9.5%
Energy Equipment & Services — 1.7%
257,680	ENSCO International Inc.	11,428,108
303,910	GlobalSantaFe Corp.	14,633,266

	Total Energy Equipment & Services	26,061,374

See Notes to Financial Statements.

12	The Salomon Brothers Fund Inc 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Shares	Security	Value

Oil, Gas & Consumable Fuels — 7.8%
208,570	Burlington Resources Inc.	$17,978,734
651,230	Exxon Mobil Corp.	36,579,589
400	Gas Properties (100% owned) (a)(b)	623,492
412,130	Nexen Inc.	19,629,752
190,760	Suncor Energy Inc.	12,042,679
270,890	Total SA, Sponsored ADR	34,240,496

	Total Oil, Gas & Consumable Fuels	121,094,742

	TOTAL ENERGY	147,156,116

FINANCIALS — 19.7%
Capital Markets — 3.4%
197,660	Goldman Sachs Group Inc.	25,243,159
399,420	Merrill Lynch & Co. Inc.	27,052,716

	Total Capital Markets	52,295,875

Commercial Banks — 5.5%
662,674	Bank of America Corp.	30,582,405
306,900	Wachovia Corp.	16,222,734
609,330	Wells Fargo & Co.	38,284,204

	Total Commercial Banks	85,089,343

Consumer Finance — 3.0%
426,170	American Express Co.	21,930,708
281,770	Capital One Financial Corp.	24,344,928

	Total Consumer Finance	46,275,636

Diversified Financial Services — 2.2%
853,790	JPMorgan Chase & Co.	33,886,925

Insurance — 4.5%
325,980	AFLAC Inc.	15,131,992
349,720	American International Group Inc.	23,861,396
168	Berkshire Hathaway Inc., Class A Shares*	14,888,160
159,350	Chubb Corp.	15,560,527

	Total Insurance	69,442,075

Thrifts & Mortgage Finance — 1.1%
274,700	Golden West Financial Corp.	18,130,200

	TOTAL FINANCIALS	305,120,054

HEALTH CARE — 11.1%
Biotechnology — 1.5%
292,936	Amgen Inc.*	23,100,933

Health Care Providers & Services — 4.5%
301,305	Coventry Health Care Inc.*	17,162,333
461,030	UnitedHealth Group Inc.	28,648,404
296,500	WellPoint Inc.*	23,657,735

	Total Health Care Providers & Services	69,468,472

See Notes to Financial Statements.

The Salomon Brothers Fund Inc 2005 Annual Report	13

Schedule of Investments (December 31, 2005) (continued)

Shares	Security	Value

Pharmaceuticals — 5.1%
415,030	Pfizer Inc.	$9,678,500
595,830	Sanofi-Aventis, ADR	26,156,937
250,980	Sepracor Inc.*	12,950,568
694,240	Teva Pharmaceutical Industries Ltd., Sponsored ADR	29,859,262

	Total Pharmaceuticals	78,645,267

	TOTAL HEALTH CARE	171,214,672

INDUSTRIALS — 11.5%
Aerospace & Defense — 4.4%
654,230	Boeing Co.	45,953,115
566,030	Raytheon Co.	22,726,105

	Total Aerospace & Defense	68,679,220

Building Products — 2.4%
408,330	American Standard Cos. Inc.	16,312,784
659,300	Masco Corp.	19,904,267

	Total Building Products	36,217,051

Industrial Conglomerates — 4.7%
1,670,830	General Electric Co.	58,562,591
190,060	Textron Inc.	14,630,819

	Total Industrial Conglomerates	73,193,410

	TOTAL INDUSTRIALS	178,089,681

INFORMATION TECHNOLOGY — 15.3%
Communications Equipment — 1.5%
720,024	ADC Telecommunications Inc.*	16,085,336
323,500	Motorola Inc.	7,307,865

	Total Communications Equipment	23,393,201

Computers & Peripherals — 1.8%
330,630	Dell Inc.*	9,915,594
219,260	International Business Machines Corp.	18,023,172

	Total Computers & Peripherals	27,938,766

Electronic Equipment & Instruments — 0.3%
226,270	Dolby Laboratories Inc., Class A Shares*	3,857,903

Internet Software & Services — 1.0%
397,720	Yahoo! Inc.*	15,582,670

IT Services — 1.1%
425,930	Paychex Inc.	16,236,452

Semiconductors & Semiconductor Equipment — 3.6%
451,250	Applied Materials Inc.	8,095,425
647,430	ASML Holding NV, NY Registered Shares*	13,000,394
1,115,530	Intel Corp.	27,843,629
222,400	Texas Instruments Inc.	7,132,368

	Total Semiconductors & Semiconductor Equipment	56,071,816

See Notes to Financial Statements.

14	The Salomon Brothers Fund Inc 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Shares	Security	Value

Software — 6.0%
445,300	Adobe Systems Inc.*	$16,458,288
233,220	Cognos Inc.*	8,095,066
272,700	Electronic Arts Inc.*	14,264,937
2,090,840	Microsoft Corp.	54,675,466

	Total Software	93,493,757

	TOTAL INFORMATION TECHNOLOGY	236,574,565

MATERIALS — 5.9%
Chemicals — 2.3%
445,230	E.I. du Pont de Nemours & Co.	18,922,275
455,130	Ecolab Inc.	16,507,565

	Total Chemicals	35,429,840

Metals & Mining — 3.6%
1,400,030	Barrick Gold Corp.	39,018,836
755,200	Placer Dome Inc.	17,316,736

	Total Metals & Mining	56,335,572

	TOTAL MATERIALS	91,765,412

TELECOMMUNICATION SERVICES — 3.3%
Wireless Telecommunication Services — 3.3%
239,940	ALLTEL Corp.	15,140,214
1,536,968	Sprint Nextel Corp.	35,903,572

	TOTAL TELECOMMUNICATION SERVICES	51,043,786

UTILITIES — 1.2%
Multi-Utilities — 1.2%
414,730	Sempra Energy	18,596,493

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $1,228,864,408)	1,532,686,057

See Notes to Financial Statements.

The Salomon Brothers Fund Inc 2005 Annual Report	15

Schedule of Investments (December 31, 2005) (continued)

Face
Amount	Security	Value

SHORT-TERM INVESTMENT — 0.7%
Repurchase Agreement — 0.7%
$10,385,000	Interest in $599,979,000 joint tri-party repurchase agreement dated 12/30/05 with Merrill Lynch, Pierce, Fenner & Smith Inc., 4.250% due 1/3/06; Proceeds at maturity — $10,389,904; (Fully collateralized by various U.S. Treasury obligations, 0.000% to 4.500% due1/5/06 to 11/15/15; Market value — $10,592,774) (Cost — $10,385,000)	$10,385,000

	TOTAL INVESTMENTS — 99.7%
	(Cost — $1,239,249,408#)	1,543,071,057
	Other Assets in Excess of Liabilities — 0.3%	5,265,857

	TOTAL NET ASSETS — 100.0%	$1,548,336,914

*	Non-income producing security.
(a)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
(b)	Illiquid Security.
#	Aggregate cost for federal income tax purposes is $1,243,621,469.

Abbreviations used in this schedule:
ADR – American Depositary Receipt

See Notes to Financial Statements.

16	The Salomon Brothers Fund Inc 2005 Annual Report

Statement of Assets and Liabilities (December 31, 2005)

ASSETS:
Investments, at value (Cost — $1,239,249,408)	$1,543,071,057
Cash	959
Receivable for securities sold	12,245,581
Dividends and interest receivable	1,999,599
Prepaid expenses	12,360

Total Assets	1,557,329,556

LIABILITIES:
Payable for securities purchased	3,836,267
Dividend payable	2,741,861
Management fee payable	2,029,499
Directors’ fees payable	30,081
Accrued expenses	354,934

Total Liabilities	8,992,642

Total Net Assets	$1,548,336,914

NET ASSETS:
Par value ($1.00 par value; 99,192,934 shares issued and outstanding;125,000,000 shares authorized)	$99,192,934
Paid-in capital in excess of par value	1,153,326,351
Undistributed net investment income	377,528
Accumulated net realized loss on investments and foreign currency transactions	(8,381,449)
Net unrealized appreciation on investments and foreign currencies	303,821,550

Total Net Assets	$1,548,336,914

Shares Outstanding	99,192,934

Net Asset Value	$15.61

See Notes to Financial Statements.

The Salomon Brothers Fund Inc 2005 Annual Report	17

Statement of Operations (For the year ended December 31, 2005)

INVESTMENT INCOME:
Dividends	$22,414,420
Interest	929,280
Income from securities lending	117,163
Less: Foreign taxes withheld	(315,301)

Total Investment Income	23,145,562

EXPENSES:
Management fee (Note 2)	7,572,585
Shareholder reports	258,045
Transfer agent fees	217,294
Legal fees	203,682
Directors’ fees	109,010
Registration fees	79,837
Custody fees	73,954
Audit and tax	45,695
Insurance	22,371
Miscellaneous expenses	41,480

Total Expenses	8,623,953

Net Investment Income	14,521,609

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain From:
Investments	62,399,031
Foreign currency transactions	68

Net Realized Gain	62,399,099

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(11,255,235)
Foreign currencies	(99)

Change in Net Unrealized Appreciation/Depreciation	(11,255,334)

Net Gain on Investments and Foreign Currency Transactions	51,143,765

Increase in Net Assets From Operations	$65,665,374

See Notes to Financial Statements.

18	The Salomon Brothers Fund Inc 2005 Annual Report

Statements of Changes in Net Assets (For the years ended December 31,)

	2005	2004

OPERATIONS:
Net investment income	$14,521,609	$20,585,993
Net realized gain	62,399,099	98,114,774
Change in net unrealized appreciation/depreciation	(11,255,334)	4,534,192

Increase in Net Assets From Operations	65,665,374	123,234,959

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(21,525,010)	(13,428,299)

Decrease in Net Assets From Distributions to Shareholders	(21,525,010)	(13,428,299)

FUND SHARE TRANSACTIONS (NOTE 4):
Cost of shares repurchased	(607,255)	(8,631,205)

Decrease in Net Assets From Fund Share Transactions	(607,255)	(8,631,205)

Increase in Net Assets	43,533,109	101,175,455
NET ASSETS:
Beginning of year	1,504,803,805	1,403,628,350

End of year*	$1,548,336,914	$1,504,803,805

* Includes undistributed net investment income of:	$377,528	$7,380,861

See Notes to Financial Statements.

The Salomon Brothers Fund Inc 2005 Annual Report	19

Financial Highlights
For a share of capital stock outstanding throughout each year ended December 31:

	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Year	$15.16	$14.04	$10.75	$14.07	$16.27

Income (Loss) From Operations:
Net investment income	0.15	0.21	0.13	0.11	0.11
Net realized and unrealized gain (loss)	0.52	1.04	3.28	(3.26)	(1.87)

Total Income (Loss) From Operations	0.67	1.25	3.41	(3.15)	(1.76)

Gain From Repurchase of Treasury Stock	—	0.01	0.01	0.01	—

Less Distributions From:
Net investment income	(0.22)	(0.14)	(0.13)	(0.11)	(0.11)
Net realized gains	—	—	—	(0.07)	(0.33)

Total Distributions	(0.22)	(0.14)	(0.13)	(0.18)	(0.44)

Net Asset Value, End of Year(1)	$15.61	$15.16	$14.04	$10.75	$14.07

Market Price, End of Year(1)	$15.08	$13.00	$12.03	$9.12	$12.42

Total Return, Based on NAV	4.41%	8.99%	31.96%	(22.47)%	(10.98)%

Total Return, Based on Market Price	17.76%	9.24%	33.47%	(25.36)%	(21.20)%

Net Assets, End of Year (millions)	$1,548	$1,505	$1,404	$1,082	$1,420

Ratios to Average Net Assets:
Expenses	0.58%	0.62%	0.64%	0.62%	0.62%
Net investment income	0.97	1.46	1.12	0.86	0.76

Portfolio Turnover Rate	53%	44%	62%	47%	61%

(1)

The total return calculation assumes that all distributions are reinvested in accordance with the Fund’s dividend reinvestment plan and the broker commissions paid to purchase or sell shares is excluded. Past performance is no guarantee of future results.

See Notes to Financial Statements.

20	The Salomon Brothers Fund Inc 2005 Annual Report

Notes to Financial Statements

1. Organization and Significant Accounting Policies

The Salomon Brothers Fund Inc (the “Fund”) is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objectives are growth and conservation of capital. Income receives secondary consideration.

          The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

           (a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and ask prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

           (b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

           (c) Lending of Portfolio Securities. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. In exchange for lending securities under the terms of the agreement with its custodian, the Fund receives a lender’s fee. Fees earned by the Fund on securities lending are recorded as securities lending income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which varies depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Salomon Brothers Fund Inc 2005 Annual Report	21

Notes to Financial Statements (continued)

          The Fund maintains the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

           (d) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

           (e) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

          The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

          Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

          Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

           (f ) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

           (g) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial state-

22	The Salomon Brothers Fund Inc 2005 Annual Report

Notes to Financial Statements (continued)

ments. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

           (h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss

(a)	$68	$(68)

(a) Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

2. Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment manager, Salomon Brothers Asset Management Inc (“SBAM”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and SBAM, which became effective on December 1, 2005.

          Legg Mason, whose principal executive offices are in Baltimore, Maryland, is a financial services holding company.

          Prior to the transaction and under the new Investment Management Agreement, the Fund paid SBAM a base management fee subject to an increase or decrease depending on the extent, if any, to which the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index. The base fee is paid quarterly based on the following annual rates:

Average Daily Net Assets	Annual Rate

First $350 million	0.650%
Next $150 million	0.550
Next $250 million	0.525
Next $250 million	0.500
Over $1 billion	0.450

          The performance adjustment is paid quarterly based on a rolling one year period. A performance adjustment will only be made after the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. For each percentage point by which the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index, the base fee will be adjusted upward or downward by 0.01% (annualized). The maximum annual adjustment is 0.10%, which would occur if the Fund’s performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points. For this purpose, the performance fee calculation is based on the total return value of the S&P 500 Index versus the Fund’s total return

The Salomon Brothers Fund Inc 2005 Annual Report	23

Notes to Financial Statements (continued)

calculated based on net asset value and assuming all distributions are reinvested at net asset value on the record date of the distribution. For the rolling one year periods ended March 31, 2005, June 30, 2005, September 30, 2005, and December 31, 2005 the Fund’s performance varied from that of the S&P 500 Index by (1.66)%, (1.75)%, (1.46)% and (0.49)%, respectively. This resulted in a total decrease of the base management fee of $(321,410).

          During the year ended December 31, 2005, Citigroup Global Markets Inc., another indirect wholly-owned subsidiary of Citigroup and formerly an affiliate of the Fund, and its affiliates received brokerage commissions in the amount of $6,370 from the Fund.

          Certain officers and/or Directors of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended December 31, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$807,732,347

Sales	784,473,322

          At December 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$323,355,245
Gross unrealized depreciation	(23,905,657)

Net unrealized appreciation	$299,449,588

4. Capital Shares

On July 17, 2002, the Fund’s Board of Directors approved a share repurchase plan. The Fund was authorized to repurchase up to one million shares. The Fund completed the authorized amount on April 7, 2004.

          On March 19, 2003, the Fund’s Board of Directors approved a subsequent share repurchase plan authorizing a repurchase of up to an additional one million shares. On April 7, 2004, the Fund commenced this share plan. For the period April 7, 2004 to December 31, 2004, the Fund repurchased 697,700 shares with a total cost of $8,390,435 at the weighted average discount of 14.79% per share. For the year ended December 31, 2005, the Fund repurchased 47,400 shares with a total cost $607,255 at the weighted average discount of 14.65% per share. On April 25, 2005, the Fund’s Board of Directors approved a subsequent share repurchase plan authorizing a repurchase of up to an additional one million shares.

5. Dividends Subsequent to December 31, 2005

On February 1, 2006, the Board of Directors (“Board”) of the Fund declared a distribution in the amount of $0.030 per share payable on March 31, 2006 to shareholders of record on March 28, 2006.

24	The Salomon Brothers Fund Inc 2005 Annual Report

Notes to Financial Statements (continued)

6. Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2005	2004

Distributions paid from:
Ordinary Income	$21,525,010	$13,428,299

          As of December 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$377,528
Capital loss carryforward*	(4,009,388)
Unrealized appreciation/(depreciation)(a)	299,449,489

Total accumulated earnings/(losses) — net	$295,817,629

*

During the taxable year ended December 31, 2005, the Fund utilized $61,890,559 of its capital loss carryover available from prior years. As of December 31, 2005, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount

12/31/2011	$(4,009,388)

          These amounts will be available to offset any future taxable capital gains.

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

7. Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGM”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

          The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing lim-

The Salomon Brothers Fund Inc 2005 Annual Report	25

Notes to Financial Statements (continued)

ited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

          The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

          The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Board of the Affected Funds selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

          At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

          This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

          On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

8. Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Sections 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the pay-

26	The Salomon Brothers Fund Inc 2005 Annual Report

Notes to Financial Statements (continued)

ments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

          Although there can be no assurance, SBFM and SBAM believe that this matter is not likely to have a material adverse effect on the Fund or SBFM’s and SBAM’s ability to perform investment management services relating to the Fund.

9. Subsequent Event

The Fund filed a definitive proxy statement on February 3, 2006 with the Securities and Exchange Commission to solicit shareholders to vote on the following proposals:

1.

To approve the conversion of the Fund from a closed-end investment company to an open-end investment company, which includes changing the Fund’s sub-classification under the Investment Company Act of 1940, as amended, from that of a “closed-end company” to that of an “open-end company” and amending and restating the Fund’s charter.

2.

To approve certain amendments to the Fund’s fundamental investment restrictions to take effect upon the conversion; specifically: to approve certain amendments to the Fund’s fundamental restrictions relating to borrowing; to investing in real estate; to lending and to investing in other investment companies.

3.	To elect Directors of the Fund.

4.

To consider and vote upon a proposal to approve one or more adjournments of the special meeting if a quorum is not present or if deemed necessary to facilitate the approval of Proposal 1, 2 or 3, including to permit the solicitation of additional proxies if there are not sufficient votes at the time of the special meeting to approve Proposal 1, 2 or 3.

5.	To transact such other business as may properly come before the meeting and at any adjournments or postponements thereof.

The shareholder meeting is scheduled for March 14, 2006.

The Salomon Brothers Fund Inc 2005 Annual Report	27

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
The Salomon Brothers Fund Inc

          We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Salomon Brothers Fund Inc as of December 31, 2005, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2004 and the financial highlights for each of the years in the four-year period then ended were audited by other independent registered public accountants whose report thereon, dated February 23, 2005, expressed an unqualified opinion on that financial statement and those financial highlights.

          We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Salomon Brothers Fund Inc as of December 31, 2005, and the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 22, 2006

28	The Salomon Brothers Fund Inc 2005 Annual Report

Board Approval of Management Agreement (unaudited)

Background

The members of the Board of The Salomon Brothers Fund Inc (the “Fund”), including the Fund’s independent, or non-interested, Board members (the “Independent Board Members”), received information from Salomon Brothers Asset Management Inc, the Fund’s manager (the “Manager”) at an in person meeting held on July 28 and 29, 2005, to assist them in their consideration of the Fund’s management agreement (the “Management Agreement”). The Board received and considered a variety of information about the Manager, as well as the advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below.

          The presentation made to the Board at in-person meetings encompassed the Fund and all the funds for which the Board has responsibility. The Fund has a management agreement. The discussion below covers the advisory and administrative functions being rendered by the Manager. The terms, “Management Agreement,” Contractual Management Fee” and “Actual Management Fee” are used in a similar manner to refer to both the advisory and administrative fees.

Board Approval of Management Agreement.

In approving the Management Agreement, the Fund’s Board, including the Independent Board Members, considered the following factors:

Nature, Extent and Quality of the Services under the Management Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager under the Management Agreement during the past year. The Board also received a description of the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager about the management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the Citigroup Asset Management (“CAM”) fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager regarding the implementation to date of the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940.

          The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-today portfolio management of the Fund. The Board also considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the CAM fund complex. The Board noted that the Manager’s Office of

The Salomon Brothers Fund Inc 2005 Annual Report	29

Board Approval of Management Agreement (unaudited) (continued)

the Chief Investment Officer, composed of the senior officers of the investment teams managing the funds in the CAM complex, participates in reporting to the Board on investment matters. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

          The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

          At the Board’s request following the conclusion of the 2004 contract continuance discussion, the Manager prepared and provided to the Board in connection with the 2005 discussions an analysis of complex-wide management fees, which, among other things, set out a proposed framework of fees based on asset classes. The Board engaged the services of independent consultants to assist it in evaluating the Fund’s fees generally and within the context of the framework.

          The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement were acceptable.

Fund Performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark.

          The information comparing the Fund’s performance to that of its Performance Universe, consisting of the Fund and all closed-end, non-leveraged funds classified as “core funds” by Lipper, showed that the Fund’s performance for the 1-year period was lower than the median, the performance for the 3- and 5-year periods was within the median range and the performance for the 10-year period was better than the median. The Board noted that the current portfolio management team assumed responsibility for the Fund in August 2004. The Fund’s underperformance for the short-term period was impacted by poor stock selection in the technology sector. The Board considered the portfolio managers’ advice that the portfolio has been repositioned to reduce or eliminate those positions that were negatively impacting the Fund’s results.

          Based on their review, which included careful consideration of all of the factors noted above, including the portfolio changes made by the portfolio managers, the Board expressed its concern regarding recent investment performance, but concluded that, under the circumstances, the Fund’s relative investment performance was acceptable over time.

30	The Salomon Brothers Fund Inc 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management services provided by the Manager. The Board also reviewed and considered whether fee waiver and/or expense reimbursement arrangements are currently in place for the Fund and considered the actual fee rate (after taking any waivers and reimbursements into account) (the “Actual Management Fee”) and whether any fee waivers and reimbursements could be discontinued.

          Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fees and Actual Management Fee and the Fund’s overall expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

          The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of 4 closed-end non-leveraged funds (including the Fund) classified as “core funds” by Lipper, showed that the Fund’s Contractual and Actual Management Fees were lower than the range of management fees paid by the other funds in the Expense Group and, indeed, were better than the median. The Board noted that the Fund’s actual total expense ratio was also better than the median and concluded that the Fund’s total expense ratio was reasonable.

          Taking all of the above into consideration, the Board determined that the Management Fee was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Manager’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

The Salomon Brothers Fund Inc 2005 Annual Report	31

Board Approval of Management Agreement (unaudited) (continued)

Economies of Scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow to beyond current levels. However, because of the nature of the Manager’s business, the Board could not reach definitive conclusions as to whether the Manager might realize economies of scale or how great they may be.

          The Board noted that the Fund’s asset level exceeded the breakpoints and, as a result, the Fund and its shareholders realized the benefit of a lower total expense ratio than if no breakpoints had been in place. The Board also noted that as the Fund’s assets have increased over time, it has realized other economies of scale as certain expenses, such as fees for Board members, auditors and legal fees, become a smaller percentage of overall assets.

Other Benefits to the Manager

The Board considered other benefits received by the Manager, and its affiliates as a result of its relationship with the Fund, including soft dollar arrangements, receipt of brokerage and the opportunity to offer additional products and services to Fund shareholders.

          In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

          In light of all of the foregoing, the Board approved the Management Agreement to continue for another year.

          No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board discussed the proposed continuance of the Management Agreement in a private session with their independent legal counsel at which no representatives of the Manager were present.

Additional Information

On June 23, 2005, Citigroup Inc. (“Citigroup”) entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason, Inc. (“Legg Mason”) under which Citigroup agreed to sell substantially all of its asset management business, CAM, which includes the Adviser, to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The Transaction closed on December 1, 2005.

          The consummation of the Transaction resulted in the automatic termination of the Fund’s current management agreement in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to the closing of the Transaction, the Fund’s Board approved a new management agreement between the Fund and the Manager (the “New Management Agreement”), and authorized the Fund’s officers to submit the New Management Agreement to shareholders for their approval.

          On July 11, 2005, members of the Board discussed with CAM management and certain Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding CAM’s business and its combination with Legg Mason’s business. The Board

32	The Salomon Brothers Fund Inc 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction.

          At a meeting held on August 8, 2005, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or the Manager as defined in the 1940 Act (the “Independent Board Members”), approved the New Management Agreement. To assist the Board in its consideration of the New Management Agreement, Legg Mason provided materials and information about Legg Mason, including its financial condition, asset management capabilities and organization, and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. Representatives of CAM and Legg Mason also made presentations to and responded to questions from the Board. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the New Management Agreement. The additional information was provided in advance of and at the August meeting. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement. The Independent Board Members also conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July and August meetings.

          In their deliberations concerning the New Management Agreement, among other things, the Board Members considered:

(i)	the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(ii)	that, following the Transaction, CAM will be part of an organization focused on the asset management business;

(iii)

that Legg Mason is an experienced and respected asset management firm, and that Legg Mason has advised the Board Members that (a) it may wish to combine certain CAM operations with those of certain Legg Mason subsidiaries; (b) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board oversight and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (c) in the future, it may recommend that Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements;

(iv)	that CAM management had advised the Board that a number of portfolio managers and other key CAM personnel would be retained after the closing of the Transaction;

(v)	that CAM management and Legg Mason have advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality

The Salomon Brothers Fund Inc 2005 Annual Report	33

Board Approval of Management Agreement (unaudited) (continued)

and extent of services provided to the Fund and its shareholders by the Manager, including compliance services;

(vi)

that Legg Mason has advised the Board that it has no present intention to alter the expense waivers and reimbursements currently in effect and, while it reserves the right to do so in the future, it would consult with the Board before making any changes;

(vii)

that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any “undue burden” on Fund shareholders under applicable provisions of the 1940 Act;

(viii)

the assurances from Citigroup and Legg Mason that, for a three-year period following the closing of the Transaction, Citigroup-affiliated broker-dealers will continue to offer the Fund as an investment product, and the potential benefits to Fund shareholders from this and other third-party distribution access;

(ix)	the potential benefits to Fund shareholders from being part of a combined fund family with Legg Mason-sponsored funds;

(x)	that Citigroup and Legg Mason would derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(xi)	the potential effects of regulatory restrictions on the Fund if Citigroup-affiliated broker-dealers remain principal underwriters of the Fund after the closing of the Transaction;

(xii)	the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the New Management Agreement, but will remain the same;

(xiii)

the terms and conditions of the New Management Agreement, including the differences from the current management agreement, and the benefits of a single, uniform form of agreement covering these services;

(xiv)	that the Fund would not bear the costs of obtaining shareholder approval of the New Management Agreement;

(xv)

that the Fund would avail itself of permissions granted under certain licensing arrangements between Citigroup and Legg Mason that would permit the Fund (including any share classes thereof) to maintain its current name, as well as all logos, trademarks and service marks, related to Citigroup or any of its affiliates for some agreed upon time period after the closing of the Transaction; and

(xvi)

that, as discussed in detail above, within the past year the Board had performed a full annual review of the current management agreement as required by the 1940 Act. In that regard, the Board, in its deliberations concerning the New Management Agreement, considered the same factors regarding the nature, quality and extent of services provided, costs of services provided, profitability, fall-out benefits, fees and economies of scale and investment performance as it did when it renewed the current management agreement, and reached substantially the same conclusions.

34	The Salomon Brothers Fund Inc 2005 Annual Report

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of The Salomon Brothers Fund Inc (“Fund”) is managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Director	Other Board Memberships Held by Director

Non-Interested Directors:

Andrew L. Breech 2120 Wilshire Blvd. Santa Monica, CA 90403 Birth Year: 1952	Director	Since 1991	President, Dealer Operating Control Service, Inc. (automotive management)	3	None

Carol L. Colman Colman Consulting Co. 278 Hawley Road North Salem, NY 10560 Birth Year: 1946	Director	Since 1992	President, Colman Consulting Co.	37	None

William R. Dill 25 Birch Lane Cumberland Foreside, ME 04110 Birth Year: 1930	Director	Since 1985	President, Maine College of Arts; Educational Consultant	3	None

William R. Hutchinson 535 N. Michigan Suite 1012 Chicago, IL 60611 Birth Year: 1942	Director	Since 2003	President, W.R. Hutchinson & Associates Inc. (consulting); formerly Group Vice President, Mergers and Acquisitions, BP p.l.c.	44	Director, Associated Banc-Corp.

Thomas F. Schlafly 720 Olive Street, Suite 2400 St. Louis, MO 63101 Birth Year: 1948	Director	Since 1986	Of Counsel, Blackwell Sanders Peper Martin LLP; President, The Saint Louis Brewery, Inc.	3	None

Interested Director:

R. Jay Gerken, CFA** Citigroup Asset Management (“CAM”) 399 Park Avenue, Mezzanine New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of CAM; Chairman, President, Chief Executive Officer and Director of Smith Barney Fund Management LLC (“SBFM”), and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with CAM; Formerly Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000); Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)	183	None

The Salomon Brothers Fund Inc 2005 Annual Report	35

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Director	Other Board Memberships Held by Director

Officers:

Andrew B. Shoup CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003

Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with CAM; Treasurer of certain mutual funds associated with CAM; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)

				N/A	N/A

Frances M. Guggino CAM 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer	Since 2004	Director of CAM; Chief Financial Officer and Treasurer of certain mutual funds associated with CAM; Controller of certain mutual funds associated with CAM (from 1999 to 2004)	N/A	N/A

Michael A. Kagan CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1960	Executive Vice President	Since 2001	Managing Director of Salomon Brothers Asset Management Inc (“SBAM”)	N/A	N/A

Kevin Caliendo CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1970	Executive Vice President	Since 2003

Managing Director of CGM (since 2002); Investment Officer of SBAM (since 2002); Healthcare Equity Analyst and Convertible Bond Fund Portfolio Manager for SAC Capital Advisors, LLC (from 2001 to 2002); Convertible Bond Analyst of the Healthcare sector for Wachovia Securities (from 1998 to 2001)

				N/A	N/A

Ted P. Becker CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006

Managing Director of Compliance at Legg Mason & Co., LLC, (2005 to Present); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with CAM (since 2006); Managing Director of Compliance at CAM (2002 to 2005). Prior to 2002, Managing Director- Internal Audit & Risk Review at Citigroup Inc.

				N/A	N/A

36	The Salomon Brothers Fund Inc 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Director	Other Board Memberships Held by Director

Wendy S. Setnicka CAM 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1964	Controller	Since 2004	Vice President of CAM (since 2002); Controller of certain mutual funds associated with CAM; Assistant Controller of CAM (from 2002 to 2004); Accounting Manager of CAM (from 1998 to 2002).	N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Place, 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003

Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary of CFM (from 2001 to 2004); Secretary and Chief Legal Officer of mutual funds associated with CAM

				N/A	N/A

*	Each Director and Officer serves until his or her successor has been duly elected and qualified.

**	Mr. Gerken is an “interested person” of the Fund as defined in the Investement Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

The Salomon Brothers Fund Inc 2005 Annual Report	37

Annual Chief Executive Officer and
Chief Financial Officer Certification (unaudited)

The Fund’s CEO has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC, for the period of this report.

38	The Salomon Brothers Fund Inc 2005 Annual Report

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On November 29, 2005, a Special Meeting of Shareholders was held to approve a new management agreement with SBAM. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the matter voted on at the Special Meeting of Shareholders.

Item Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes

New Management
Agreement	51,173,562	4,777,599	1,614,318	0

The Salomon Brothers Fund Inc 2005 Annual Report	39

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2005:

Record Date:	Quarterly
Payable Date:	Quarterly

Ordinary Income
Qualified Dividend Income for Individuals	100.00%

Dividends Qualifying for the Dividends
Received Deduction for Corporations	100.00%

Please retain this information for your records.

40	The Salomon Brothers Fund Inc 2005 Annual Report

Automatic Dividend Reinvestment and Cash Payment Plans (unaudited)

Salomon Brothers Fund: Helping Investors Grow Their Wealth Since 1929

You’ve already harnessed the wealth-building power of The Salomon Brothers Fund Inc (“SBF”). Now harness two more wealth-building strategies: the power of compounding through the Dividend Reinvestment Plan and the convenience of the Cash Payment Plan—available only to investors of SBF. We’ve included brief descriptions of these two Plans, and a section on the most frequently asked questions.

Dividend Reinvestment Plan (DR Plan)

Money from distributions can lie idle for months at a time, and making smaller investments in the stock market can be expensive and difficult. With the DR Plan, dividends and distributions from SBF are promptly invested for you in additional shares of SBF. All paper work is done for you automatically by the Agent for the DR Plan, and you will receive statements from the Agent to keep in your personal records.

          The DR Plan is flexible, and offers investors three different reinvestment options. Depending on which option you choose, you may automatically reinvest:

1.	All dividends and capital gains (long-term and short-term) in additional shares of SBF

2.	All capital gains (long-term and short-term) in additional shares of SBF and receive dividends in cash

3.	All dividends in additional shares of SBF and receive capital gains (long-term and short-term) in cash.

          To make it easy for you to sign up for the DR Plan or to change your option if you already participate in the Plan, we’ve included an easy and convenient mail-in form in the back of this report. Remember to indicate which option you are selecting; otherwise the Agent will consider you to have chosen option (1) and reinvest all dividends and capital gains (long-term and short-term) in additional shares of SBF.

Cash Payment Plan: Buying Additional Shares Directly from/through SBF

The Cash Payment Plan allows investors in SBF to purchase additional shares of SBF conveniently and inexpensively, without committing large dollar amounts or paying big brokerage commissions. You can make additional investments for as little as $25.00 on either a regular basis or when you have extra money to invest. You also can vary the amount you invest each time, as long as it is at least $25.00, and there is no maximum limit to the amount you can invest under the Cash Payment Plan.

          The Agent will purchase additional shares of SBF for your account on the next “Investment Date” following receipt of your optional cash payment. Each Friday is considered an “Investment Date,” or the closest business day prior to it if Friday is a holiday. Shares purchased under the Cash Payment Plan are held by the Agent as uncertificated shares, unless separate specific instructions to issue certificates are received. Only whole shares can be issued as certificates, fractional shares cannot be issued in certificate form. Distributions on those shares held by the Agent will be automatically reinvested.

The Salomon Brothers Fund Inc 2005 Annual Report	41

Automatic Dividend Reinvestment and Cash Payment Plans (unaudited) (continued)

Certificate Of Deposit

If you wish, you may also deposit with the Agent stock certificates representing ownership of capital stock in SBF which you now hold. The Agent will combine these shares with shares issued or purchased through the DR Plan or Cash Payment Plan. The actual certificates forwarded by you will be cancelled.

Cost to You

Except as specifically noted, you will not bear any of the costs of administering the Plan. When the Agent purchases shares of SBF on the open market, the cost of reinvesting your dividends and distributions or purchasing additional shares through these Plans is less than the usual brokerage commissions on smaller or odd lot transactions because the Agent combines the purchase of shares for all participants and passes the savings in commissions on to you. You pay your proportionate share of the commissions paid on all open market purchases. Of course, dividends and distributions remain taxable even if they are automatically reinvested.

          To help you learn more about the DR Plan and Cash Payment Plan, we are including the answers to some of the most frequently asked questions about these plans.

Who can participate in these Plans?

As a shareholder of SBF, you can participate in both the DR Plan and the Cash Payment Plan.

How does the Dividend Reinvestment Plan work?

If you are a participant in the Plan, you will receive either newly issued shares or shares that are purchased on the New York Stock Exchange in the open market, depending on the relationship between the market price per share of SBF and the net asset value per share of SBF, as described in terms and conditions of the DR Plan.

          The number of common stock shares you receive is determined in the following way: If the market price of the common stock is equal to or higher than the net asset value (“NAV”) per share at the time of valuation, you will be issued shares for the equivalent of either the most recently determined NAV per share or 95% of the market price, whichever is greater. If, on valuation date, the NAV per share is greater than the market price per share, shares will be purchased in the open market at market price per share.

          However, if the dividend or distribution is not large enough to buy a full share, the Agent will credit your account with a fractional share, which will be computed four decimal places. These fractional shares will earn distributions for you just the way that full shares do.

How do I enroll in the Dividend Reinvestment Plan?

If you hold your certificates yourself, you probably are already enrolled in the DR Plan. Reinvestment begins with the first dividend after you purchase your shares. However, if your shares are held in the name of a broker or nominee, you should contact your broker or nominee about your ability to participate in the DR Plan. If your broker or nominee does

42	The Salomon Brothers Fund Inc 2005 Annual Report

Automatic Dividend Reinvestment and Cash Payment Plans (unaudited) (continued)

not provide the automatic reinvestment service, you may need to take your shares out of “street name” and register them in your own name to guarantee your participation. Otherwise, distributions will be paid in cash by your broker or nominee.

Can I withdraw from the Dividend Reinvestment Plan or change my reinvestment option?

Yes. You can withdraw from the DR Plan or change your reinvestment option by calling the Agent at this toll-free telephone number: 1-800-432-8224.

          If you withdraw from the DR Plan and then wish to re-enroll, simply complete the enclosed Authorization Card and mail it to the address given below. You can also re-enroll by calling the toll-free number for the Agent. Your participation in the DR Plan will begin with the next dividend or distribution payable after the Agent receives your authorization, as long as it is received before the record date for the dividend or distribution. If your authorization arrives after the record date, your participation will begin with the following dividend or distribution.

          The Bank of New York
          Investor Relations Department
          P.O. Box 11002
          New York, NY 10286-1002
          Tel: 1-800-432-8224

Important Notes to This Section:

The Fund and the Agent may amend or terminate the DR Plan and Cash Payment Plan. The Agent will mail to participants notice at least 30 days prior to the effective date of any amendment.

          The Agent may utilize BNY Brokerage Inc., an affiliate of the Agent, for the trading activity relating to the DR Plan and Cash Payment Plan on behalf of the participants. BNY Brokerage Inc. receives a commission in connection with these transactions. Remember your detailed account statement will include a tear-off portion that you should utilize for all transaction processing.

          If your shares are held in the name of a broker or nominee, you should contact your broker or nominee for more information about your ability to participate in the DR Plan. If the broker or nominee does not provide an automatic reinvestment service, it may be necessary for you to have shares taken out of the “street name” and registered in your own name to guarantee your participation. Otherwise, dividends and distributions will be paid in cash by your broker or nominee.

How are shares purchased for the Cash Payment Plan?

All cash payment shares will be purchased on the open market at the prevailing market price and in accordance with the Terms and Conditions of Authorization for Amended and Reinvested Dividend Reinvestment and Cash Payment Plans (Terms and Conditions).

The Salomon Brothers Fund Inc 2005 Annual Report	43

Automatic Dividend Reinvestment and Cash Payment Plans (unaudited) (continued)

Who is the “Agent” and what are its responsibilities?

The Bank of New York acts as the Agent for the SBF. The Agent is responsible for doing the paperwork for shareholders, including providing account statements. The Agent also is responsible for forwarding proxy material to you, including a proxy form and return envelope, covering all shares owned by a participant to be voted and returned to the Fund or its proxy agent.

          The Agent will hold the shares it has purchased for your account unless you request otherwise. This convenient feature provides added protection against loss, theft or accidental destruction of certificates. If you request it, the Agent will issue certificates for full shares held in your account. However, if a certificate is lost, the replacement cost is currently 2% of the value of the shares at the time of loss.

          You may also ask the Agent to hold all of your shares of SBF. The Agent will combine these shares with shares acquired through the DR Plan or Cash Payment Plan. The actual certificates forwarded by you will be cancelled and replaced with a book-entry in the Agent’s records.

Is there any tax advantage to participate in the Dividend Reinvestment Plan?

No. Even if you do not receive cash when you participate in the DR Plan, you will be taxed on an amount equal to cash received by the agent on your behalf pursuant to the DR Plan. If you have any further questions about the tax implications of the Plan, you should consult your tax adviser.

44	The Salomon Brothers Fund Inc 2005 Annual Report

Terms and Conditions of Authorization for Amended and Restated Automatic Dividend Reinvestment and Cash Payment Plans

1.	(a)	The Bank of New York (the “Agent”) will act as agent for each participant in the Amended and Restated Dividend Reinvestment Plan (the “DR Plan”) of Salomon Brothers Fund Inc (the “Corporation”).

(b)

Participants in the DR Plan will have three options, as follows: (i) a participant may have all net investment income dividends (“dividends”) and capital gain distributions (short-term and long-term) (“distributions”) automatically reinvested; (ii) a participant may have all dividends paid in cash and all distributions automatically reinvested; or (iii) a participant may have all dividends automatically reinvested and all distributions paid in cash. Participants will be deemed to have elected option (i) unless notification is received by the Agent that the participant elects option (ii) or option (iii). Participants may change elections by notifying the Agent and a change in election will be effective with respect to a dividend or distribution if the Agent is contacted prior to the record date; otherwise it will be effective with the following dividend or distribution.

(c)

Unless the Corporation declares a dividend or distribution which may be paid to shareholders only in the form of cash, the Agent will apply all dividends and distributions which are to be reinvested on behalf of a participant in the manner set forth below.

2.	(a)

If, on the determination date, the market price per share plus estimated brokerage commissions equals or exceeds the net asset value per share on that date (such condition, a “market premium”), the Agent shall receive the dividend or distribution in newly issued shares of the Corporation on behalf of shareholders. If, on the determination date, the net asset value per share exceeds the market price per share plus estimated brokerage commissions on that date (such condition, a “market discount”), the Agent will purchase shares in the open market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a “Trading Day”) preceding the payment date for the dividend or distribution. For purposes herein, “market price” shall mean the average of the highest and lowest prices at which the Corporation’s stock sells on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

(b)

Purchases by the Agent shall be made in accordance with the conditions set forth in Item 4 below and may be made on any securities exchange where such shares are traded, in the over-the-counter market, or in negotiated transactions, and may be on such terms as to price, delivery, and otherwise as the Agent may determine. Such purchases shall be made as soon as practicable commencing on the Trading Day following the determination date and ending no later than 30 days after the dividend or distribution date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws; provided, however, that such purchases shall, in any event, terminate on the earlier of (i) 60 days after the dividend or distribution payment date and (ii) the Trading Day prior to the “ex-dividend date” next succeeding the dividend or distribution payment date.

(c)

If (i) the Agent is unable to invest the full dividend or distribution amount in open market purchases during the purchase period provided for in paragraph (b) above or (ii) a market discount shifts to a market premium during the purchase period, the Agent will cease making open market purchases and will receive the uninvested portion of the dividend or distribution amount in newly issued shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph (b) above or (y) in the case of (ii) above at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

(d)

In the event that all or part of a dividend or distribution amount is to be to paid in newly issued shares, such shares will be issued to participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per share, then the newly issued shares shall be valued at net asset value per share on the valuation date; provided, however, that if the net asset value per share is less than 95% of the market price per share on the valuation date, then such shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per share, the newly issued shares will be valued at the market price per share on the valuation date. The valuation date shall be the dividend or distribution payment date except that with respect to shares issued pursuant to paragraph (c) above, the valuation date shall be the date such shares are is sued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date shall be the next preceding Trading Day.

3.

Under the Cash Payment Plan (together with the DR Plan, the “Plans”), cash payments of at least $25.00 made from time to time by the participant and received by the Agent will be applied by the Agent in the purchase of additional shares of capital stock of the Corporation on the Investment Date next following receipt. The “Investment Date” will be each Friday (or closest business day prior thereto if a holiday). All cash payment shares will be purchased by the Agent on the open market at prevailing market prices and in accordance with the conditions set forth in Item 4 below. Participants have an unconditional right to obtain the return of any cash payments up to 48 hours prior to such Investment Date. Checks must be drawn on United States banks and denominated in U.S. dollars only. Third party checks will not be accepted. There is no maximum amount of investment under the Cash Payment Plan. The Agent reserves the right to sell additional shares from the par ticipant’s account to satisfy any returned checks.

4.

In making cash purchases for the participant’s account, the Agent will combine the participant’s funds with those of the other participants. The price at which the Agent shall be deemed to have acquired shares shall be the average price (including brokerage commissions) of all shares purchased by it in connection with a particular dividend or distribution under the DR Plan or in connection with a particular investment under the Cash Payment Plan, as the case may be.

It is understood that (i) the Agent may hold the shares of all participants together in its name or in the name of its nominee, (ii) the Agent may utilize BNY Brokerage Inc., an affiliate of the Agent, for all trading activity relating to the DR Plan and Cash Payment Plan on behalf of participants and that BNY Brokerage Inc. receives a commission in connection with such transactions, (iii) that government regulations may require the temporary curtailment or suspension of purchase of shares under the Plans and accordingly, the Agent shall not be accountable for its inability to make purchases at such times and (iv) that the Agent shall have no responsibility as to the market value of the shares acquired for the participant’s account.

The Agent will confirm the purchases so made as soon as practicable after the purchases are made.

5.		No certificate with respect to reinvested dividends and distributions will be issued to a participant unless he or she so requests. No certificate for a fractional share will be issued.

The Salomon Brothers Fund Inc 2005 Annual Report	45

Terms and Conditions of Authorization for Amended and Restated Automatic Dividend Reinvestment and Cash Payment Plans (continued)

6.		Participants shall not bear any of the costs of administering the Plan. Each account will bear its proportionate share of brokerage commissions paid on open market purchases.

7.

It is understood that the investment of dividends and distributions does not relieve the participant of any taxes which may be payable on such dividends and distributions. The Agent will report annually to each participant the amount of dividends and distributions credited to his account during the year.

8.	(a)

The Agent will forward all proxy materials, including a form of proxy and return envelope, covering all shares owned by a participant to be voted and returned by the participant to the Corporation or its proxy agent.

(b)

A participant may terminate his or her account under the DR Plan or change his or her election pursuant to paragraph 1(b), at any time by notifying the Agent prior to the next dividend or distribution record date. Participation shall be terminated by written notice similarly received of the death, or adjudicated incompetency of a participant.

(c)

In the event written notice of termination, death or adjudicated incompetency is received by the Agent after a dividend or distribution record date, but prior to the determination by the Agent of the number of shares to be issued to or purchased for the participant following such dividend or distribution record date, participation in the DR Plan shall be terminated immediately following such determination. Upon termination by reason of notice of death, or adjudicated incompetency, no newly issued shares shall be credited to the participant’s account and no purchase of shares shall be made for the participant’s account. The participant’s shares and any cash dividends or distributions paid thereon shall be retained by the Agent subject to the Terms and Conditions until such time as such participant’s legal representatives shall have been appointed and shall have furnished proof sufficient to the Agent of his right to receive such shares and such dividends or distributions. Upon termination by the participant, the Agent will send the participant a certificate of the full shares in his or her account and a check in an amount equal to the then current market price of any fractional share or, the Agent, upon receipt of instructions from the participant, will sell the participant’s full and fractional shares as soon as practicable following termination and send to the participant a check representing the proceeds, less brokerage commissions and any applicable taxes.

If a participant disposes of all shares registered in his or her name on the books of the Corporation, the Agent will at its discretion, continue to reinvest dividends and distributions on the shares in the participant’s DR Plan account until otherwise notified by the participant.

9.

The Agent may terminate either Plan by notice in writing remitted to all participants. In such event the Agent will send the participant a certificate for the full shares in his or her account and cash for any fractional shares at the then current market price as indicated in Item 8.

10.

The Agent shall not be liable hereunder for any act done in good faith, or for any good faith omissions to act, including, without limitation, any claims of liability (1) arising out of any such act or omission to act which occurs prior to the termination of participation pursuant to Item 8 above and (2) with respect to the prices at which shares are purchased or sold for the participant’s account and the times such purchases or sales are made.

11.

The participant agrees to notify the Agent promptly in writing of any change of address. Notices to the participant may be given by letter addressed to the participant at his last address of record with the Agent.

12.

These Terms and Conditions may be amended or supplemented by the Agent at any time or times by mailing appropriate notice at least 30 days prior to the effective date thereof to the participant at his last address of record. The amendment or supplement shall conclusively be deemed to be accepted by the participant unless prior to effective date thereof the Agent receives written notice of the termination of the participant’s account. Any such amendment may include the appointment by the Agent in its place and stead a successor agent under these Terms and Conditions provided such successor is a bank or trust company organized under the laws of the United States or any state thereof. The Corporation is authorized to pay to such successor agent for the account of each participant in the Plan all dividends and distributions payable on shares of the Corporation’s capital stock held by the Agent for the participant or by the participant himself or herself, the shares to be applied by such successor agent as provided in these Terms and Conditions.

13.

You may effect “book-to-book” transfers, which involve transferring shares from an existing participant account in the Plan to a new participant account by providing the Bank with a written request in accordance with the terms and conditions of the Plan. All participants in the current account must sign the request and their signatures must be guaranteed by a bank, broker or financial institution that is a member of a signature Guarantee Medallion Program. The new participant account will automatically be coded for full dividend reinvestment unless otherwise instructed.

14.		The Terms and Conditions of this authorization shall be governed by the laws of the State of New York.

Any inquiries regarding the Plans should be directed to the Agent at:

THE BANK OF NEW YORK
Investor Relations Department
P.O. Box 11002
New York, New York 10286-10024
1-800-432-8224

46	The Salomon Brothers Fund Inc 2005 Annual Report

THE SALOMON BROTHERS FUND INC
AUTHORIZATION TO PARTICIPATE IN THE DIVIDEND
REINVESTMENT PLAN FOR SHAREOWNERS OF
THE SALOMON BROTHERS FUND INC
COMMON SHARES

          I wish to participate in the Dividend Reinvestment Plan. I appoint The Bank of New York (the Agent) and authorize THE SALOMON BROTHERS FUND INC to pay to the Agent for my account all net investment income dividends and capital gain distributions (short-term and long-term) payable to me on the Common Shares that are now or may hereafter be registered in my name.

          I authorize the Agent to apply all such dividends and distributions in the following manner, subject to the terms and conditions of the Plan set forth in the brochure describing the Plan.

☐	(1)	All net investment income dividends and capital gain distributions (short-term and long-term) payable to me shall be automatically reinvested
☐	(2)	All net investment income dividends payable to me shall be paid in cash and all capital gain distributions (short-term and long-term) payable to me shall be automatically reinvested
☐	(3)	All net investment income dividends payable to me shall be reinvested and all capital gain distributions (short-term and long-term) shall be paid in cash

(Choose one of the above.)

          I understand that if I do not choose one of the above, I will be deemed to have chosen option (1).

          I understand that the appointment of The Bank of New York as the Agent is subject to the terms and conditions of the Plan set forth in the brochure describing the Plan.

          In addition, please invest the enclosed optional cash payment in the amount of $____________ as directed by the terms and conditions of the Plan.

(Please sign on the reverse side of this card.)

The Salomon Brothers Fund Inc 2005 Annual Report	47

If you desire to participate in The Salomon Brothers Fund Inc Dividend Reinvestment Plan as described in the brochure, please sign and return this card to:

THE BANK OF NEW YORK
P.O. Box 1958
Newark, NJ 07101-9774
Att: Dividend Reinvestment Department

DATED: _______________, 20_____

PLEASE SIGN, DATE AND RETURN USING THE ENCLOSED ENVELOPE

Signature

Signature (if held jointly)

Please sign exactly as your name(s) appear hereon.

THIS IS NOT A PROXY

48	The Salomon Brothers Fund Inc 2005 Annual Report

(This page is intentionally left blank.)

The Salomon Brothers Fund Inc

DIRECTORS	INVESTMENT MANAGER
Andrew L. Breech	Salomon Brothers Asset
Carol L. Colman	Management Inc
William R. Dill	399 Park Avenue
R. Jay Gerken, CFA,	New York, New York 10022
Chairman
William R. Hutchinson	TRANSFER AGENT AND
Thomas F. Schlafly	DIVIDEND DISBURSING
AGENT
OFFICERS	The Bank of New York
R. Jay Gerken, CFA	101 Barclay Street
Chairman and	New York, New York 10007
Chief Executive Officer
CUSTODIAN
Andrew B. Shoup	State Street Bank and Trust
Senior Vice President and	Company
Chief Administrative Officer	225 Franklin Street
Boston, Massachusetts 02110
Frances M. Guggino
Chief Financial Officer	LEGAL COUNSEL
and Treasurer	Simpson Thacher & Bartlett LLP
425 Lexington Avenue
Michael A. Kagan	New York, New York 10017
Executive Vice President
INDEPENDENT
Kevin Caliendo	REGISTERED PUBLIC
Executive Vice President	ACCOUNTING FIRM
KPMG LLP
Ted P. Becker	345 Park Avenue
Chief Compliance Officer	New York, New York 10154

Wendy S. Setnicka
Controller

Robert I. Frenkel
Secretary and
Chief Legal Officer

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William
R. Hutchinson, the chairman of the Board’s Audit Committee,
possesses the attributes identified in Instruction 2(b) of Item 3 to
Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the audit committee financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services

a) Audit Fees. Effective June 17, 2005, PricewaterhouseCoopers LLP
(“PwC”) resigned as the Registrant’s principal accountant (the
“Auditor”). The Registrant’s audit committee approved the engagement of KPMG LLP (“KPMG”) as the Registrant’s new principal accountant for the fiscal year ended December 31, 2005. The aggregate fees billed in the last two fiscal years ending December 31, 2004 and
December 31, 2005 (the "Reporting Periods") for professional services rendered by PwC for the audit of the Registrant's annual financial statements, or services that are normally provided by the
Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $42,000 in 2004 and
$42,000 in 2005. KPMG has not billed the Registrant for professional services rendered as of December 31, 2005.

b) Audit-Related Fees. The aggregate fees billed in the Reporting
Periods for assurance and related services by PwC or KPMG that are reasonably related to the performance of the audit of the
Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2004 and $255 in 2005.

In addition, there were no Audit-Related Fees billed in the
Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-
adviser whose role is primarily portfolio management and is
subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Salomon
Brothers Fund, Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-
approval by the Audit Committee for the Reporting Periods (prior to
May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by PwC for tax compliance, tax advice and tax planning ("Tax Services") were $3,500 in 2004 and $6,500 in
2005. These services consisted of (i) review or preparation of U.S.
federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. As of December 31, 2005, KPMG has not billed the Registrant for any Tax Services rendered.
There were no fees billed for tax services by PwC or KPMG to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no non-audit services rendered by KPMG to SBAM, or any entity controlling, controlled by or under common control with SBAM that provided ongoing services to the Registrant.

All Other Fees. There were no other non-audit services rendered by
PwC or KPMG to Smith Barney Fund Management LLC (“SBFM”), and any
entity controlling, controlled by or under common control with SBFM that provided ongoing services to Salomon Brothers Fund, Inc.
requiring pre-approval by the Audit Committee in the Reporting
Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the
Board of each registered investment company (the “Fund”) advised by
Smith Barney Fund Management LLC or Salomon Brothers Asset
Management Inc. or one of their affiliates (each, an “Adviser”)
requires that the Committee shall approve (a) all audit and
permissible non-audit services to be provided to the Fund and (b)
all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service
Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the
Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services
(including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-
audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the
Fund; (ii) financial information systems design and implementation;

(iii) appraisal or valuation services, fairness opinions or
contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services
unrelated to the audit; and (ix) any other service the Public
Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund
(“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the
Committee; (ii) the permissible non-audit services were not
recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Salomon Brothers Fund, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related
Fees were 100% and 100% for 2004 and 2005; Tax Fees were 100% and
100% for 2004 and 2005; and Other Fees were 100% and 100% for 2004 and 2005.

(f) N/A

(g) The aggregate fees billed for all other non-audit
services rendered by PwC to Salomon Brothers Asset Management
(“SBAM”), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Salomon Brothers
Fund, Inc., requiring pre-approval by the Audit Committee for the period May 6, 2003 through December 31, 2004 and for the year ended
December 31, 2005, which include the issuance of reports on internal control under SAS No. 70 related to various Citigroup Asset
Management (“CAM”) entities a profitability review of the Adviser and phase 1 pf an analysis of Citigroup’s current and future real estate occupancy requirements in the tri-state area and security risk issues in the New York metro region were $0.0 and $1.3 million, respectively, all of which were pre-approved by the Audit Committee.

Non-audit fees billed by PwC for services rendered to Salomon
Brothers Fund, Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Salomon Brothers Fund, Inc. during the reporting period were $6.4 million and $2.7 million for the years ended December 31, 2004 and
December 31, 2005, respectively.

Non-audit fees billed by KPMG for services rendered to Salomon
Brothers Fund, Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Salomon Brothers Fund, Inc. during the reporting period was
$75,000 and $0 for the years ended December 31, 2004 and December
31, 2005, respectively. Such fees relate to services provided in connection with the transfer agent matter as fully described in the notes to the financial statements.

(h) Yes. The Salomon Brothers Fund, Inc.‘s Audit Committee has
considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the
Accountant's independence. All services provided by the Auditor to the Salomon Brothers Fund, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange
Act. The Audit Committee consists of the following Board members:

Andrew L. Breech
Carol L. Colman
William R. Dill
Thomas F. Schlafly

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the
Manager. The Manager is part of Citigroup Asset Management (“CAM”), a group of investment adviser affiliates of Citigroup, Inc.
(“Citigroup”). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a
recommendation with regard to proxy votes. However, such
recommendations do not relieve the Manager of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated
position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated
position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

In furtherance of the Manager’s goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the
Manager’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of
interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an
obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s and the
Manager’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The
Manager also maintains and considers a list of significant
relationships that could present a conflict of interest for the
Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant,
publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between
Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.
With respect to a conflict of interest brought to its attention, the
Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

ITEM 8.

(a)(1):

POSITION(S)
NAME, ADDRESS, AND	HELD WITH	LENGTH OF	PRINCIPAL OCCUPATION(S) DURING
AGE	FUND	TIME SERVED	PAST 5 YEARS

Michael Kagan	Executive Vice President	Since 2001	Co-Director of Research for CAM
CAM			North America; Managing Director
399 Park Avenue			of SBAM
New York, New York 10022
Birth Year: 1960

Kevin Caliendo	Executive Vice President	Since 2005	Director of CAM (since 2002);
CAM			Investment Officer of SBAM (since
399 Park Avenue			2002); Investment Officer of certain
New York, New York 10022			mutual funds associated with Legg
Birth Year: 1970			Mason (since 2005); Investment
Officer of certain mutual funds
associated with Citigroup (2002-
2005); Healthcare Equity Analyst
and Convertible Bond Fund
Portfolio Manager of SAC Capital
Advisors, LLC (2001-2002);
Convertible Bond Analyst of the
Healthcare Sector for Wachovia
Securities (1998-2001)

(a)(2):

The following tables set forth certain additional information with respect to the fund's portfolio managers for the fund. Unless noted otherwise, all information is provided as of October 31, 2005.

Other Accounts Managed by Portfolio Managers

     The table below identifies the number of accounts (other than the fund) for which the fund's portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts
-----------------	-----------------------	-------------------	------------------
Kevin Caliendo	8 registered investment	0 Other pooled	0 Other accounts
	companies with $3.3	investment vehicles	with $0 in total
	billion in total assets	with $0 in assets	assets under
	under management	under management	management

Michael Kagan	4 registered investment	2 Other pooled	1 Other accounts
	companies with $2	investment vehicles	with $2.2 million in total
	billion in total assets	with $0.5 billion in assets	assets under
	under management	under management	under management

(a)(3):

Portfolio Manager Compensation

     CAM investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

     CAM has implemented an investment management incentive and deferred compensation plan (the “ Plan” ) for its investment professionals, including the Fund’ s portfolio manager. Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of Fund shareholders and other CAM clients. Under the Plan a “ base incentive pool” is established for each team each year as a percentage of CAM’ s revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team’ s revenues are typically expected to increase or decrease depending on the effect that the team’ s investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The “ base incentive pool” of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

     The investment team’s incentive pool is then adjusted to reflect its ranking among a “ peer group” of non-CAM investment managers and the team’ s pre-tax investment performance against the applicable product benchmark (e.g. a securities index and, with respect to a fund, the benchmark set forth in the fund’ s prospectus to which the fund’ s average annual total returns are compared or, if none, the benchmark set forth in the fund’ s annual report). CAM may also measure the team’ s pre-tax investment performance against additional benchmarks, as it determines appropriate. Longer-term (5-year) performance will be more heavily weighted than shorter-term (1-year) performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

     Up to 20% of an investment professional’ s annual incentive compensation is subject to deferral. Of that principal deferred award amount, 50% will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus of the investment professional’ s business activities with the firm, and 50% may be received in the form of Legg Mason restricted stock shares.

Potential Conflicts of Interest

     Potential conflicts of interest may arise when the Fund’ s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed above.

     The manager and the Fund have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the manager and the individuals that it employs. For example, CAM seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. CAM has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by CAM and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

     These potential conflicts include:

     Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

     Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’ s ability to take full advantage of the investment opportunity.

     Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

     Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “ 1934 Act” )), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’ s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

     Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’ s management fee and/or the portfolio manager’ s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’ s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

     Related Business Opportunities. The manager or its affiliates may provide more services (such as distribution or record-keeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the manager or its affiliates.

(a)(4):

Portfolio Manager Securities Ownership

The table below identifies ownership of fund securities by the portfolio managers.

Dollar Range of
Portfolio Manager(s)	Ownership of Securities

Kevin Caliendo	none
Michael Kagan	$10,001-$50,000

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

REGISTRANT PURCHASES OF EQUITY
SECURITIES

(c) Total
Number of
Shares
			Purchased as	(d) Maximum
	(a) Total		Part of	Number of Shares
	Number of	(b) Average	Publicly	that May Yet Be
	Shares	Price Paid per	Announced	Purchased Under
Period	Purchased	Share	Plans	the Plans

January 1st through January 31st	47,400	$12.791	47,400	1,254,900

(a)	The plans were announced on July 17, 2002, March 19, 2003 and on April 25, 2005, respectively.

(b)	1,000,000 shares per plan.

(c)	There is no expiration date.

(d)	Not applicable.

(e)	Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

	(a)	The registrant’s principal executive officer and principal
financial officer have concluded that the registrant’s
disclosure controls and procedures (as defined in Rule 30a-
3(c) under the Investment Company Act of 1940, as amended (the
“1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure
required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b)
under the 1940 Act and 15d-15(b) under the Securities Exchange
Act of 1934.

	(b)	There were no changes in the registrant’s internal control
over financial reporting (as defined in Rule 30a-3(d) under
the 1940 Act) that occurred during the registrant’s last
fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

	(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

	(b)	Attached hereto.

	Exhibit 99.CERT	Certifications pursuant to section 302 of
the Sarbanes-Oxley Act of 2002

	Exhibit 99.906CERT	Certifications pursuant to Section 906 of
the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

The Salomon Brothers Fund Inc

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
The Salomon Brothers Fund Inc

Date:	March 10, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
The Salomon Brothers Fund Inc

Date:	March 10, 2006

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
The Salomon Brothers Fund Inc

Date:	March 10, 2006